UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

FANTEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55204	80-0884134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

330 Townsend Street, Suite 234
San Francisco, CA 94107

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 592-5950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On July 22, 2016, Fantex, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors named therein. Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of 5,933,658 of its Fantex Sports Portfolio 1 Units (the “Units”) at a purchase price per Unit of $10.00, for aggregate gross proceeds of approximately $59.3 million (the “Offering”). Each Unit is comprised of 0.765 shares of the Company’s Fantex Series Professional Sports Convertible Tracking Stock (“Fantex Series Professional Sports”), 0.017 shares of the Company’s Fantex Series Vernon Davis Convertible Tracking Stock, 0.047 shares of the Company’s Fantex Series EJ Manuel Convertible Tracking Stock, 0.015 shares of the Company’s Fantex Series Mohamed Sanu Convertible Tracking Stock, 0.102 shares of the Company’s Fantex Series Alshon Jeffery Convertible Tracking Stock, 0.043 shares of the Company’s Fantex Series Michael Brockers Convertible Tracking Stock and 0.033 shares of the Company’s Fantex Series Jack Mewhort Convertible Tracking Stock (such convertible tracking stocks, collectively, the “Tracking Stocks”). The shares of the Tracking Stocks that comprise the Units may not be separately traded at any time.

The Offering closed on July 22, 2016. 919,571 Units were purchased  in the Offering by Fantex Holdings, Inc. (“Holdings”), the Company’s parent company, and 2,189,087 Units were purchased in the Offering by certain directors and related persons of Holdings in the Offering, in each case pursuant to the Purchase Agreement.

The Company used the gross proceeds to it from the Offering to (i) repurchase approximately $12.5 million in shares of outstanding Tracking Stocks, (ii) repay approximately $12.3 million of principal and unpaid interest on outstanding promissory notes and (iii) pay approximately $32.4 million to consummate its brand contracts with Allen Robinson, Tyler Duffey, Maikel Franco, Collin McHugh, Jonathan Schoop, Yangervis Solarte, Kelly Kraft, Scott Langley, Jack Maguire and Kyle Reifers.

The Offering is exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D under the Securities Act. The Units were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Amendment No. 1 to Management Agreement

On July 22, 2016, in connection with the closing of the Offering, the Company and Holdings entered into Amendment No. 1 to Management Agreement (the “Amendment”), amending that certain Management Agreement, dated as of July 10, 2013, by and between the Company and Holdings (the “Management Agreement”). Prior to the Amendment, the Management Agreement provided that the Company would pay Holdings 5% of the gross cash received by it pursuant to its brand contracts during any quarterly period as remuneration for the management and administrative services provided to the Company by Holdings. The Amendment provides that the Company shall not be obligated to remunerate Holdings with respect to any of the gross cash received by the Company under its brand contracts with Andrew Heaney, Allen Robinson, Ryan Shazier, Terrance Williams, Kendall Wright, Tyler Duffey, Maikel Franco, Collin McHugh, Jonathan Schoop, Yangervis Solarte, Kelly Kraft, Scott Langley, Jack Maguire and Kyle Reifers.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this Item 3.02 is contained in Item 1.01, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On July 21, 2016, the Company appointed Ted Monohon, age 50, as the Company’s principal accounting officer, effective as July 21, 2016. Mr. Monohon has served as the Company’s Controller and Vice President of Finance since June 2012 and as the Chief Financial Officer of Fantex Brokerage Services, LLC (“FBS”), the Company’s affiliated-broker dealer, since 2013. From January 2006 until July 2012, Mr. Monohon served as Vice President of Finance & Administration for Become, Inc., a private internet comparison shopping company. Mr. Monohon obtained his B.S. in Accounting from Rochester Institute of Technology.

On July 21, 2016, David Mullin the Company’s Chief Financial Officer, advised the Company of his decision to resign from his position as the Company’s Chief Financial Officer, effective as of July 31, 2016. The Company intends to retain Mr. Mullin as a consultant.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, on July 21, 2016, the Company filed a Certificate of Designations of the Fantex Series Professional Sports (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, effective as of July 21, 2016, designating 4,540,443 shares of the Company’s common stock as Fantex Series Professional Sports and establishing the rights, preferences, privileges and restrictions of the holders of the Fantex Series Professional Sports.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by the Certificate of Designations, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On July 25, 2016, FBS issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On July 25, 2016, FBS announced that it intends to withdraw as a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), and to close, effective as of August 24, 2016, the FBS alternative trading system (the “ATS”). Following the closure of the ATS, there will no longer be a dedicated trading platform for the Company’s outstanding Tracking Stocks. A holder of shares of the Tracking Stocks may be able to sell such securities in the over-the-counter (“OTC”) market through a brokerage firm or in a private transaction. However, in the OTC market, only market-makers in the Tracking Stocks are permitted to post quotes, and there is currently no indication that a market maker will initiate quotations in the Tracking Stocks in the near future.

In connection with FBS’s withdrawal as a registered broker-dealer and the closure of the FBS ATS, FBS also informed existing FBS account holders that they must transfer their accounts to a different broker on or before August 24, 2016. If an FBS account holder or its broker does not make arrangements to transfer his or her account by August 24, 2016, (i) FBS will close such account and send such account holder any cash balances by check to the address listed on such account and (ii) any shares owned by an FBS account holder at the time its account is closed will be directly registered in the account holder’s name with the Company via American Stock Transfer and Trust Company, the Company’s transfer agent. FBS account holders that do not make arrangements to transfer their accounts may elect to have FBS attempt to liquidate their shares of Tracking Stocks at prevailing market prices prior to the closure of the account, subject to FBS’s standard commission. FBS may be unable to liquidate the Tracking Stocks in an FBS account holder’s account in part or in full.

Cautionary Statement Regarding Forward-Looking Statements

To the extent that statements contained in this Current Report on Form 8-K are not descriptions of historical fact, they are forward-looking statements reflecting the current beliefs and expectations of management of the Company made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the

Company’s expectations regarding FBS’s withdrawal as a registered broker-dealer and FINRA member, the closure of the ATS, the ability of holders of the Company’s securities to sell or otherwise dispose of such securities in the future, including whether there are expected to be any market makers, and FBS’s future plans relating to the closure of FBS accounts. Forward-looking statements are based upon information available to the Company as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to revise or update any such forward-looking statement, except as required by law. Actual results and the timing of events could differ materially from current expectations based on risks and uncertainties affecting the Company’s business. The reader is cautioned not to unduly rely on the forward-looking statements contained in this Current Report on Form 8-K. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016, and the Company’s other periodic reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of the Fantex Series Professional Sports Convertible Tracking Stock.
99.1	Press release of Fantex Brokerage Services, LLC, dated July 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016	FANTEX, INC.
	By:	/s/ William Garvey
William Garvey
Chief Legal Officer, Secretary

 Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of the Fantex Series Professional Sports Convertible Tracking Stock.
99.1	Press release of Fantex Brokerage Services, LLC, dated July 25, 2016.